Exhibit 99.1

Contact Information:

Investors:	Media:
Brainerd Communicators, Inc.	Jenny Zimmerman
Corey Kinger	(212) 589-2784
(212) 986-6667	jenny.zimmerman@weightwatchers.com
kinger@braincomm.com

WEIGHT WATCHERS ANNOUNCES FOURTH QUARTER AND FULL YEAR 2016

RESULTS AND PROVIDES FULL YEAR 2017 GUIDANCE

•	End of Period Subscribers up 10% year-over-year to 2.6 million

•	Total Paid Weeks in Q4 2016 up 10% year-over-year

•	Revenues in Q4 2016 up 3% year-over-year to $267 million

•	Operating Income of $47 million in Q4 2016; Operating Income of $201 million in FY 2016

•	EPS of $0.20 in Q4 2016; EPS of $1.03 in FY 2016

•	FY 2017 EPS guidance range of $1.30 to $1.40

NEW YORK, N.Y., February 28, 2017 – Weight Watchers International, Inc. (NYSE: WTW) today announced its results for the fourth quarter and full year fiscal 2016 and provided its full year fiscal 2017 earnings guidance.

“We delivered positive member recruitment growth in every quarter of 2016, ending the year with 10% more subscribers than the prior year,” said Nick Hotchkin, the Company’s CFO and Member, Interim Office of the CEO. “So far in 2017 our global marketing campaigns are driving strong member recruitment and interest in our Beyond the Scale program. With the year off to a good start, we are confident we will deliver revenue growth and higher profitability throughout the year.”

Q4 2016 Consolidated Results

	Three Months Ended		% Change	% Change Adjusted for Constant Currency
(in millions except percentages, per share amounts, and as noted)	December 31, 2016	January 2, 2016
Service Revenues, net	$221.2	$212.9	3.9%	5.7%
Product Sales and Other, net	46.2	46.4	(0.4%)	2.2%

Revenues, net	$267.4	$259.2	3.2%	5.0%
Operating Income	$46.7	$16.3	186.2%	190.9%
Adjustments
Winfrey Transaction Expenses	—	13.6
Restructuring Charges	—	1.3

Adjusted Operating Income	$46.7	$31.3	49.5%	51.9%
Net Income (Loss)*	$13.3	$(11.3)	217.8%	222.8%
EPS	$0.20	$(0.18)	211.6%	216.4%
Total Paid Weeks	36.8	33.4	10.1%	N/A
Meeting(1) Paid Weeks	16.4	15.0	9.6%	N/A
Online(2) Paid Weeks	20.4	18.4	10.5%	N/A
End of Period Subscribers(3) (in thousands)	2,621.1	2,389.6	9.7%	N/A
Meeting Subscribers (in thousands)	1,102.0	997.9	10.4%	N/A
Online Subscribers (in thousands)	1,519.1	1,391.7	9.2%	N/A
Attendance	6.8	6.7	1.1%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

(1)	“Meetings” refers to monthly commitment plan subscribers, “pay-as-you-go” members, Total Access subscribers and other meetings members.
(2)	“Online” refers to Weight Watchers Online, Weight Watchers OnlinePlus, Personal Coaching and other digital subscription products.
(3)	“Subscribers” refers to meetings members and Online subscribers who participate in recurring billing programs, such as the Company’s monthly commitment plans for its meetings business.

*	Except in the case of the financials attached to this release, “Net Income (Loss)” refers to Net Income (Loss) attributable to Weight Watchers International, Inc.

Q4 2016 Business and Financial Highlights

•	End of Period Subscribers in Q4 2016 were up 9.7% versus the prior year period, primarily driven by continued recruitment growth in North America where End of Period Subscribers increased 12.3%. Q4 2016 End of Period Meeting Subscribers were up 10.4% and End of Period Online Subscribers were up 9.2% versus the prior year period.

•	Total Paid Weeks in Q4 2016 were up 10.1% versus the prior year period. Q4 2016 Meeting Paid Weeks increased 9.6% and Online Paid Weeks increased 10.5%. These gains were led by growth in North America where Total Paid Weeks grew 13.2% in Q4 2016.

•	Revenues in Q4 2016 were $267.4 million. On a constant currency basis, Q4 2016 revenues increased 5.0% versus the prior year period.

¡	Service Revenues in Q4 2016 were $221.2 million. On a constant currency basis, these revenues increased 5.7% versus the prior year period. This increase was driven by revenue growth in North America of 8.8% in Q4 2016, which was partially offset by revenue declines in international markets.

¡	Product Sales and Other in Q4 2016 were $46.2 million. On a constant currency basis, these revenues increased 2.2% versus the prior year period, reflecting revenue gains in North America, partially offset by revenue declines in international markets.

•	Operating Income in Q4 2016 was $46.7 million compared to $16.3 million in the prior year period. Adjusted Operating Income in Q4 2016 of $46.7 million increased 51.9% on a constant currency basis versus the prior year period, after excluding the one-time transaction expenses associated with the Company entering into a partnership with Oprah Winfrey and the impact of restructuring charges in Q4 2015. These increases were primarily driven by higher member volumes in the quarter versus the prior year period.

•	Tax Rate in Q4 2016 was 24.2% as compared to 22.3% in the prior year period.

•	Net Income in Q4 2016 was $13.3 million compared to a loss of $11.3 million in the prior year period.

•	Earnings per fully diluted share (EPS) in Q4 2016 was $0.20 compared to a loss of $0.18 in the prior year period.

Certain Items Affecting Year-Over-Year Comparability

•	Q4 2016 results include out-of-period adjustments which benefited EPS by $0.02 per fully diluted share.

•	Q4 2016 had a higher share count as compared to Q4 2015, which negatively impacted Q4 2016 EPS by $0.01 per fully diluted share.

•	Q4 2015 results reflect $13.6 million ($0.13 per fully diluted share) of one-time transaction expenses associated with the Company entering into its previously disclosed partnership with Ms. Winfrey.

•	Q4 2015 results were also negatively impacted by restructuring charges of $1.3 million ($0.01 per fully diluted share) in connection with the Company’s previously disclosed 2015 restructuring plan.

Full Year 2016 Consolidated Results

(in millions except percentages, per share amounts, and as noted)	Twelve Months Ended		% Change	% Change Adjusted for Constant Currency
	December 31, 2016	January 2, 2016
Service Revenues, net	$949.1	$937.4	1.3%	2.5%
Product Sales and Other, net	215.8	227.1	(5.0%)	(3.2%)

Revenues, net	$1,164.9	$1,164.4	0.0%	1.4%
Operating Income	$200.8	$168.1	19.5%	20.2%
Adjustments
Winfrey Transaction Expenses	—	13.6
Restructuring Charges	—	8.4

Adjusted Operating Income	$200.8	$190.1	5.7%	6.3%
Net Income*	$67.7	$32.9	105.5%	108.4%
EPS	$1.03	$0.56	83.9%	86.4%
Total Paid Weeks	155.1	147.0	5.5%	N/A
Meeting(1) Paid Weeks	69.6	65.5	6.2%	N/A
Online(2) Paid Weeks	85.5	81.5	4.9%	N/A
End of Period Subscribers(3) (in thousands)	2,621.1	2,389.6	9.7%	N/A
Meeting Subscribers (in thousands)	1,102.0	997.9	10.4%	N/A
Online Subscribers (in thousands)	1,519.1	1,391.7	9.2%	N/A
Attendance	32.9	31.8	3.4%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

(1)	“Meetings” refers to monthly commitment plan subscribers, “pay-as-you-go” members, Total Access subscribers and other meetings members.
(2)	“Online” refers to Weight Watchers Online, Weight Watchers OnlinePlus, Personal Coaching and other digital subscription products.
(3)	“Subscribers” refers to meetings members and Online subscribers who participate in recurring billing programs, such as the Company’s monthly commitment plans for its meetings business.

*	Except in the case of the financials attached to this release, “Net Income” refers to Net Income attributable to Weight Watchers International, Inc.

Full Year 2016 Business and Financial Highlights

•	Total Paid Weeks in fiscal 2016 were up 5.5% versus the prior year. Fiscal 2016 Meeting Paid Weeks increased 6.2% and Online Paid Weeks increased 4.9%. These gains were led by growth in North America where Total Paid Weeks grew 9.2% in fiscal 2016.

•	Revenues in fiscal 2016 were $1,164.9 million. On a constant currency basis, fiscal 2016 revenues increased 1.4% versus the prior year.

¡	Service Revenues in fiscal 2016 were $949.1 million. On a constant currency basis, these revenues increased 2.5% versus the prior year. This increase was driven by revenue growth in North America of 6.1% on a constant currency basis in fiscal 2016, which was partially offset by revenue declines in international markets.

¡	Product Sales and Other in fiscal 2016 were $215.8 million. On a constant currency basis, these revenues declined 3.2% versus the prior year, reflecting revenue declines in international markets, partially offset by revenue growth in North America.

•	Operating Income in fiscal 2016 was $200.8 million, an increase of 20.2% on a constant currency basis versus the prior year. Adjusted Operating Income in fiscal 2016 of $200.8 million increased 6.3% on a constant currency basis versus the prior year, after excluding the one-time transaction expenses associated with the Company entering into a partnership with Ms. Winfrey and the impact of restructuring charges in 2015. These increases were primarily driven by higher member volumes in fiscal 2016 versus the prior year.

•	Tax Rate in fiscal 2016 was 19.8% as compared to 41.1% in the prior year. The decrease in full year tax rate was primarily driven by one-time items, including the benefit of net tax incentives primarily relating to the Company’s investments in technology in prior years.

•	Net Income in fiscal 2016 was $67.7 million compared to $32.9 million in the prior year.

•	EPS in fiscal 2016 was $1.03 compared to $0.56 in the prior year.

Certain Items Affecting Year-Over-Year Comparability

•	Full year fiscal 2016 results benefitted from a lower tax rate, largely driven by the net tax incentives primarily related to prior-year technology investments. The net impact of these items positively impacted fiscal 2016 EPS by $0.18 per fully diluted share.

•	Full year fiscal 2016 had a higher share count as compared to fiscal 2015, which negatively impacted fiscal 2016 EPS by $0.12 per fully diluted share.

•	Full year fiscal 2015 results include a gain on early extinguishment of debt of $11.4 million ($0.12 per fully diluted share) for the Company’s previously disclosed fiscal 2015 debt prepayments.

•	Full year fiscal 2015 results reflect $13.6 million ($0.14 per fully diluted share) of one-time transaction expenses associated with the Company entering into its previously disclosed partnership with Ms. Winfrey.

•	Full year fiscal 2015 results were also negatively impacted by restructuring charges of $8.4 million ($0.09 per fully diluted share) in connection with the Company’s previously disclosed 2015 restructuring plan.

Other Items

•	Spanish Operations: The Company’s Spanish subsidiary, operating under the Entulinea brand, has been unable to reach profitability. As a result, it has determined it will cease operations.

Full Year Fiscal 2017 Earnings Guidance

The Company is providing its full year fiscal 2017 earnings guidance of between $1.30 and $1.40 per fully diluted share. This guidance includes an anticipated tax benefit of approximately $0.15 per fully diluted share expected in Q1 2017 related to the cessation of operations of the Company’s Spanish subsidiary, as discussed above. Full year fiscal 2016 EPS of $1.03 included a tax benefit of $0.18 per fully diluted share, primarily related to prior-year technology investments.

Fourth Quarter and Full Year 2016 Conference Call and Webcast

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, the members of the Interim Office of the Chief Executive Officer will discuss the fourth quarter and full year fiscal 2016 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (GAAP), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Operating income and operating income margin, gross profit and gross profit margin, and selling, general and administrative expenses are discussed in this release both as reported (on a GAAP basis) and, with respect to the fourth quarter and full year fiscal 2015, as adjusted (on a non-GAAP basis), to exclude the impact of one-time transaction expenses associated with the Company entering into its previously disclosed partnership with Ms. Winfrey and charges associated with the Company’s previously disclosed 2015 plan to restructure its organization. The Company also presents in the attachments to this release the non-GAAP financial measure earnings before interest, taxes, depreciation, amortization and stock-based compensation (EBITDAS). In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About Weight Watchers International, Inc.

Weight Watchers International, Inc. is the world’s leading commercial provider of weight management services, operating globally through a network of Company-owned and franchise operations. Weight Watchers holds more than 32,000 meetings each week where members receive group support and learn about healthy eating patterns, behavior modification and physical activity. Weight Watchers provides innovative, digital weight management products through its websites, mobile sites and apps. Weight Watchers is the leading provider of paid digital subscription weight management products in the world. In addition, Weight Watchers offers a wide range of products, publications and programs for those interested in weight loss and weight control.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services and products to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution or respond to consumer trends; the ability to successfully implement new strategic initiatives; the effectiveness of the Company’s advertising and marketing programs, including the strength of its social media presence; the impact on the Weight Watchers brand of actions taken by the Company’s franchisees, licensees, suppliers and other partners; the impact of the Company’s debt service obligations and restrictive debt covenants; the inability to refinance the Company’s debt obligations on favorable terms or at all; uncertainties regarding the satisfactory operation of the Company’s information technology or systems; the impact of security breaches or privacy concerns; the recognition of asset impairment charges; the loss of key personnel, strategic partners, or consultants or failure to effectively manage and motivate the Company’s workforce; the Company’s chief executive officer transition, and its ability to appoint a new chief executive officer with the required level of experience and expertise in a timely manner; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the expiration or early termination by the Company of leases; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political and social risks and foreign currency risks; uncertainties related to a downturn in general economic conditions or consumer confidence; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the outcomes of litigation or regulatory actions; the impact of existing and future laws and regulations; the Company’s failure to maintain effective internal control over financial reporting; the possibility that the interests of Artal Group S.A., who effectively controls the Company, will conflict with other holders of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	December 31, 2016	January 2, 2016

ASSETS
Current assets	$235.2	$351.5
Property and equipment, net	49.6	58.2
Goodwill, franchise rights and other intangible assets, net	973.4	973.0
Other assets	12.8	11.5

TOTAL ASSETS	$1,271.0	$1,394.2

LIABILITIES AND TOTAL DEFICIT
Current liabilities	$292.4	$503.1
Long-term debt	1,981.3	1,996.3
Deferred income taxes, other	200.2	180.5

TOTAL LIABILITIES	$2,473.9	$2,679.9

Redeemable noncontrolling interest	4.7	4.5

Shareholders’ deficit	(1,207.6)	(1,290.2)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,271.0	$1,394.2

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	December 31, 2016	January 2, 2016
Services revenues, net (1)	$221.2	$212.9
Product sales and other, net (2)	46.2	46.4

Revenues, net	267.4	259.2

Cost of services (3)	112.8	113.7
Cost of product sales and other (4)	24.1	24.8

Cost of revenues	136.9	138.4

Gross profit	130.5	120.8
Marketing expenses	36.6	46.3
Selling, general and administrative expenses	47.1	58.2

Operating income	46.7	16.3
Interest expense	28.2	30.1
Other expense, net	1.1	0.7

Income (loss) before income taxes	17.4	(14.6)
Provision (benefit) for income taxes	4.2	(3.2)

Net income (loss)	13.2	(11.3)
Net loss attributable to the noncontrolling interest	0.1	0.0

Net income (loss) attributable to Weight Watchers International, Inc.	$13.3	$(11.3)

Earnings (Net loss) Per Share attributable to Weight Watchers International, Inc.
Basic	$0.21	$(0.18)

Diluted	$0.20	$(0.18)

Weighted average common shares outstanding:
Basic	63.9	62.5

Diluted	66.0	62.5

Note: Totals may not sum due to rounding.

(1)	Consists of net “Meeting Fees” and net “Online Subscription Revenues”. “Meeting Fees” consist of the fees associated with the Company’s monthly commitment plans for unlimited access to meetings and other payment arrangements for access to meetings, including the Company’s “pay-as-you-go” payment arrangement and fees associated with the Company’s Total Access product. “Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(2)	Consists of sales of products to members in meetings and Online, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications, payments from the sale of third-party online advertising and By Mail, other revenues, and franchise fees with respect to commitment plans and commissions.
(3)	Consists of meeting operating expense and online cost of revenues excluding online advertising costs.
(4)	Consists of meetings cost of product, online advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Twelve Months Ended
	December 31, 2016	January 2, 2016
Services revenues, net (1)	$949.1	$937.4
Product sales and other, net (2)	215.8	227.1

Revenues, net	1,164.9	1,164.4

Cost of services (3)	468.8	477.9
Cost of product sales and other (4)	110.6	112.4

Cost of revenues	579.4	590.3

Gross profit	585.5	574.1
Marketing expenses	194.4	201.0
Selling, general and administrative expenses	190.3	205.0

Operating income	200.8	168.1
Interest expense	115.2	121.8
Other expense, net	1.5	2.0
Early extinguishment of debt	0.0	(11.4)

Income before income taxes	84.1	55.6
Provision for income taxes	16.6	22.8

Net income	67.5	32.8
Net loss attributable to the noncontrolling interest	0.2	0.2

Net income attributable to Weight Watchers International, Inc.	$67.7	$32.9

Earnings Per Share attributable to Weight Watchers International, Inc.
Basic	$1.06	$0.56

Diluted	$1.03	$0.56

Weighted average common shares outstanding:
Basic	63.7	58.4

Diluted	65.9	59.0

Note: Totals may not sum due to rounding.

(1)	Consists of net “Meeting Fees” and net “Online Subscription Revenues”. “Meeting Fees” consist of the fees associated with the Company’s monthly commitment plans for unlimited access to meetings and other payment arrangements for access to meetings, including the Company’s “pay-as-you-go” payment arrangement and fees associated with the Company’s Total Access product. “Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(2)	Consists of sales of products to members in meetings and Online, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications, payments from the sale of third-party online advertising and By Mail, other revenues, and franchise fees with respect to commitment plans and commissions.
(3)	Consists of meeting operating expense and online cost of revenues excluding online advertising costs.
(4)	Consists of meetings cost of product, online advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Three Months Ended
	December 31, 2016	January 2, 2016	Variance
Meeting Paid Weeks (in millions) (1)
North America	10.8	9.4	15.0%
UK	2.4	2.5	(1.8%)
CE	2.5	2.6	(1.1%)
Other (2)	0.7	0.6	16.0%

Total Meeting Paid Weeks	16.4	15.0	9.6%

Online Paid Weeks (in millions) (1)
North America	13.0	11.7	11.7%
UK	1.5	1.5	2.6%
CE	5.2	4.8	9.2%
Other (2)	0.6	0.5	18.7%

Total Online Paid Weeks	20.4	18.4	10.5%

Total Paid Weeks (in millions) (1)
North America	23.9	21.1	13.2%
UK	3.9	4.0	(0.2%)
CE	7.8	7.3	5.7%
Other (2)	1.2	1.0	17.2%

Total Paid Weeks	36.8	33.4	10.1%

End of Period Meeting Subscribers (in thousands) (3)
North America	743.9	645.1	15.3%
UK	154.8	153.2	1.1%
CE	171.7	172.4	(0.4%)
Other (2)	31.6	27.2	16.2%

Total End of Period Meeting Subscribers	1,102.0	997.9	10.4%

End of Period Online Subscribers (in thousands) (3)
North America	975.3	886.4	10.0%
UK	110.3	109.9	0.3%
CE	393.0	358.3	9.7%
Other (2)	40.6	37.2	9.3%

Total End of Period Online Subscribers	1,519.1	1,391.7	9.2%

Total End of Period Subscribers (in thousands) (3)
North America	1,719.2	1,531.5	12.3%
UK	265.1	263.1	0.8%
CE	564.7	530.7	6.4%
Other (2)	72.2	64.3	12.2%

Total End of Period Subscribers	2,621.1	2,389.6	9.7%

Attendance (in millions)
North America	4.5	4.1	9.6%
UK	1.0	1.2	(14.2%)
CE	1.0	1.1	(11.5%)
Other (2)	0.3	0.3	(8.1%)

Total Attendance	6.8	6.7	1.1%

Note: Totals may not sum due to rounding.

(1)	The “Paid Weeks” metric reports paid weeks by Weight Watchers customers in Company-owned operations for a given period as follows: (i) “Meeting Paid Weeks” is the sum of total paid commitment plan weeks (including Total Access) and total “pay-as-you-go” weeks; (ii) “Online Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching); and (iii) “Total Paid Weeks” is the sum of Meeting Paid Weeks and Online Paid Weeks.
(2)	Represents Asia Pacific and emerging markets.
(3)	The “End of Period Subscribers” metric reports Weight Watchers subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Meeting Subscribers” is the total number of Weight Watchers monthly commitment plan subscribers (including Total Access); (ii) “End of Period Online Subscribers” is the total number of Weight Watchers Online, Weight Watchers OnlinePlus and Personal Coaching subscribers; and (iii) “End of Period Subscribers” is the sum of End of Period Meeting Subscribers and End of Period Online Subscribers.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Twelve Months Ended
	December 31,	January 2,	Variance
	2016	2016
Meeting Paid Weeks (in millions) (1)
North America	45.8	40.8	12.3%
UK	10.3	10.7	(4.4%)
CE	11.0	11.6	(5.1%)
Other (2)	2.6	2.4	6.2%

Total Meeting Paid Weeks	69.6	65.5	6.2%

Online Paid Weeks (in millions) (1)
North America	55.3	51.7	6.9%
UK	6.2	6.6	(5.8%)
CE	21.7	21.2	2.4%
Other (2)	2.2	1.9	16.4%

Total Online Paid Weeks	85.5	81.5	4.9%

Total Paid Weeks (in millions) (1)
North America	101.1	92.6	9.2%
UK	16.5	17.3	(5.0%)
CE	32.7	32.8	(0.2%)
Other (2)	4.8	4.3	10.7%

Total Paid Weeks	155.1	147.0	5.5%

End of Period Meeting Subscribers (in thousands) (3)
North America	743.9	645.1	15.3%
UK	154.8	153.2	1.1%
CE	171.7	172.4	(0.4%)
Other (2)	31.6	27.2	16.2%

Total End of Period Meeting Subscribers	1,102.0	997.9	10.4%

End of Period Online Subscribers (in thousands) (3)
North America	975.3	886.4	10.0%
UK	110.3	109.9	0.3%
CE	393.0	358.3	9.7%
Other (2)	40.6	37.2	9.3%

Total End of Period Online Subscribers	1,519.1	1,391.7	9.2%

Total End of Period Subscribers (in thousands) (3)
North America	1,719.2	1,531.5	12.3%
UK	265.1	263.1	0.8%
CE	564.7	530.7	6.4%
Other (2)	72.2	64.3	12.2%

Total End of Period Subscribers	2,621.1	2,389.6	9.7%

Attendance (in millions)
North America	21.5	19.0	13.4%
UK	5.1	5.7	(10.1%)
CE	4.9	5.6	(11.8%)
Other (2)	1.3	1.5	(14.5%)

Total Attendance	32.9	31.8	3.4%

Note: Totals may not sum due to rounding.

(1)	The “Paid Weeks” metric reports paid weeks by Weight Watchers customers in Company-owned operations for a given period as follows: (i) “Meeting Paid Weeks” is the sum of total paid commitment plan weeks (including Total Access) and total “pay-as-you-go” weeks; (ii) “Online Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching); and (iii) “Total Paid Weeks” is the sum of Meeting Paid Weeks and Online Paid Weeks.
(2)	Represents Asia Pacific and emerging markets.
(3)	The “End of Period Subscribers” metric reports Weight Watchers subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Meeting Subscribers” is the total number of Weight Watchers monthly commitment plan subscribers (including Total Access); (ii) “End of Period Online Subscribers” is the total number of Weight Watchers Online, Weight Watchers OnlinePlus and Personal Coaching subscribers; and (iii) “End of Period Subscribers” is the sum of End of Period Meeting Subscribers and End of Period Online Subscribers.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Q4 2016 Variance
						2016
						Constant
	Q4 2016			Q4 2015	2016	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2015	2015
Selected Financial Data
Consolidated Company Revenues	$267.4	$4.9	$272.3	$259.2	3.2%	5.0%
Consolidated Meeting Fees (1)	$141.0	$2.5	$143.5	$134.5	4.8%	6.7%
Consolidated Online Subscription Revenues (2)	$80.2	$1.2	$81.4	$78.3	2.4%	3.9%
Consolidated Service Revenues (3)	$221.2	$3.7	$224.9	$212.9	3.9%	5.7%
Consolidated Product Sales and Other (4)	$46.2	$1.2	$47.4	$46.4	(0.4%)	2.2%

North America
Meeting Fees (1)	$103.0	$(0.0)	$103.0	$92.2	11.8%	11.8%
Online Subscription Revenues (2)	$55.5	$(0.0)	$55.5	$53.6	3.6%	3.6%
Service Revenues (3)	$158.5	$(0.0)	$158.5	$145.8	8.8%	8.8%
Product Sales and Other (4)	$27.0	$0.0	$27.0	$24.2	11.5%	11.5%
Total Revenues	$185.5	$(0.0)	$185.5	$170.0	9.1%	9.1%

UK
Meeting Fees (1)	$11.4	$2.5	$13.9	$15.2	(25.1%)	(8.5%)
Online Subscription Revenues (2)	$4.1	$0.9	$5.1	$5.2	(20.8%)	(3.2%)
Service Revenues (3)	$15.6	$3.4	$19.0	$20.5	(24.0%)	(7.1%)
Product Sales and Other (4)	$5.2	$1.2	$6.3	$7.4	(30.1%)	(14.4%)
Total Revenues	$20.7	$4.6	$25.3	$27.8	(25.6%)	(9.1%)

CE
Meeting Fees (1)	$20.2	$0.4	$20.6	$21.9	(7.4%)	(5.7%)
Online Subscription Revenues (2)	$17.8	$0.4	$18.2	$17.1	4.3%	6.4%
Service Revenues (3)	$38.1	$0.7	$38.8	$39.0	(2.3%)	(0.4%)
Product Sales and Other (4)	$9.1	$0.2	$9.3	$9.3	(2.0%)	(0.2%)
Total Revenues	$47.2	$0.9	$48.1	$48.2	(2.2%)	(0.3%)

Other (5)
Meeting Fees (1)	$6.3	$(0.4)	$5.9	$5.2	20.6%	13.0%
Online Subscription Revenues (2)	$2.8	$(0.1)	$2.7	$2.4	13.1%	8.8%
Service Revenues (3)	$9.1	$(0.5)	$8.6	$7.7	18.2%	11.6%
Product Sales and Other (4)	$4.9	$(0.1)	$4.8	$5.5	(10.6%)	(12.7%)
Total Revenues	$14.0	$(0.6)	$13.4	$13.2	6.2%	1.5%

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” consist of the fees associated with the Company’s monthly commitment plans for unlimited access to meetings and other payment arrangements for access to meetings, including the Company’s “pay-as-you-go” payment arrangement and fees associated with the Company’s Total Access product.
(2)	“Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(3)	“Service Revenues” equal “Meeting Fees” plus “Online Subscription Revenues”.
(4)	“Product Sales” are sales of products to members in meetings and Online, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications, payments from the sale of third-party online advertising and By Mail, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and commissions.
(5)	Represents Asia Pacific, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Full Year 2016 Variance
						2016
						Constant
	Full Year 2016			Full Year 2015	2016	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2015	2015
Selected Financial Data
Consolidated Company Revenues	$1,164.9	$15.9	$1,180.8	$1,164.4	0.0%	1.4%
Consolidated Meeting Fees (1)	$605.3	$8.7	$614.0	$587.8	3.0%	4.5%
Consolidated Online Subscription Revenues (2)	$343.8	$3.3	$347.1	$349.6	(1.7%)	(0.7%)
Consolidated Service Revenues (3)	$949.1	$12.0	$961.1	$937.4	1.3%	2.5%
Consolidated Product Sales and Other (4)	$215.8	$4.0	$219.7	$227.1	(5.0%)	(3.2%)

North America
Meeting Fees (1)	$437.2	$1.2	$438.4	$399.5	9.4%	9.7%
Online Subscription Revenues (2)	$239.1	$0.6	$239.8	$239.9	(0.3%)	(0.0%)
Service Revenues (3)	$676.4	$1.8	$678.2	$639.4	5.8%	6.1%
Product Sales and Other (4)	$122.4	$0.3	$122.7	$116.0	5.5%	5.8%
Total Revenues	$798.8	$2.1	$800.9	$755.4	5.7%	6.0%

UK
Meeting Fees (1)	$54.5	$6.7	$61.2	$65.1	(16.4%)	(6.0%)
Online Subscription Revenues (2)	$18.8	$2.4	$21.2	$22.4	(16.3%)	(5.6%)
Service Revenues (3)	$73.3	$9.1	$82.4	$87.6	(16.4%)	(5.9%)
Product Sales and Other (4)	$27.6	$3.3	$30.8	$37.2	(25.9%)	(17.1%)
Total Revenues	$100.8	$12.4	$113.2	$124.8	(19.2%)	(9.3%)

CE
Meeting Fees (1)	$89.6	$0.4	$90.0	$99.4	(9.8%)	(9.4%)
Online Subscription Revenues (2)	$75.0	$0.2	$75.2	$76.7	(2.2%)	(2.0%)
Service Revenues (3)	$164.7	$0.6	$165.3	$176.1	(6.5%)	(6.2%)
Product Sales and Other (4)	$45.9	$0.3	$46.2	$53.0	(13.4%)	(12.9%)
Total Revenues	$210.6	$0.9	$211.5	$229.1	(8.1%)	(7.7%)

Other (5)
Meeting Fees (1)	$24.0	$0.3	$24.3	$23.8	0.8%	2.2%
Online Subscription Revenues (2)	$10.9	$0.1	$10.9	$10.5	3.0%	3.8%
Service Revenues (3)	$34.8	$0.4	$35.2	$34.3	1.5%	2.7%
Product Sales and Other (4)	$19.8	$0.1	$20.0	$20.8	(4.6%)	(4.0%)
Total Revenues	$54.6	$0.6	$55.2	$55.1	(0.8%)	0.2%

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” consist of the fees associated with the Company’s monthly commitment plans for unlimited access to meetings and other payment arrangements for access to meetings, including the Company’s “pay-as-you-go” payment arrangement and fees associated with the Company’s Total Access product.
(2)	“Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(3)	“Service Revenues” equal “Meeting Fees” plus “Online Subscription Revenues”.
(4)	“Product Sales” are sales of products to members in meetings and Online, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications, payments from the sale of third-party online advertising and By Mail, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and commissions.
(5)	Represents Asia Pacific, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

							Q4 2016 Variance
									2016 Constant Currency
	Q4 2016			Q4 2015			2016	2016 vs	2016	2016 vs
	GAAP	Currency Adjustment	Constant Currency	GAAP	Adjustment (1)	Adjusted	vs 2015	2015 Adjusted	vs 2015	2015 Adjusted
Selected Financial Data
Gross Profit	$130.5	$2.2	$132.7	$120.8	$(0.1)	$120.7	8.0%	8.1%	9.8%	10.0%
Gross Margin	48.8%		48.7%	46.6%		46.5%

Selling, General and Administrative Expenses	$47.1	$0.6	$47.8	$58.2	$(15.1)	$43.1	(19.0%)	9.3%	(18.0%)	10.7%

Operating Income	$46.7	$0.8	$47.5	$16.3	$14.9	$31.3	186.2%	49.5%	190.9%	51.9%
Operating Income Margin	17.5%		17.4%	6.3%		12.1%

Note: Totals may not sum due to rounding.

(1)	Excludes the impact of the $1.3 million of charges associated with the Company’s previously disclosed 2015 plan to restructure its organization and $13.6 million of transaction expenses associated with the Company entering into its previously disclosed partnership with Ms. Winfrey.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

							Full Year 2016 Variance
									2016 Constant Currency
	Full Year 2016			Full Year 2015			2016	2016 vs	2016	2016 vs
	GAAP	Currency Adjustment	Constant Currency	GAAP	Adjustment (1)	Adjusted	vs 2015	2015 Adjusted	vs 2015	2015 Adjusted
Selected Financial Data
Gross Profit	$585.5	$7.1	$592.6	$574.1	$1.5	$575.6	2.0%	1.7%	3.2%	2.9%
Gross Margin	50.3%		50.2%	49.3%		49.4%

Selling, General and Administrative Expenses	$190.3	$2.3	$192.6	$205.0	$(20.5)	$184.5	(7.2%)	3.1%	(6.1%)	4.4%

Operating Income	$200.8	$1.2	$202.0	$168.1	$22.0	$190.1	19.5%	5.7%	20.2%	6.3%
Operating Income Margin	17.2%		17.1%	14.4%		16.3%

Note: Totals may not sum due to rounding.

(1)	Excludes the impact of the $8.4 million of charges associated with the Company’s previously disclosed 2015 plan to restructure its organization and the $13.6 million of transaction expenses associated with the Company entering into its previously disclosed partnership with Ms. Winfrey.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS)

UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31,	January 2,	December 31,	January 2,
	2016	2016	2016	2016

Net Income (Loss)	$13.3	$(11.3)	$67.7	$32.9
Interest	28.2	30.1	115.2	121.8
Taxes	4.2	(3.2)	16.6	22.8
Depreciation and Amortization	13.5	12.4	52.6	53.2
Stock-based Compensation	2.2	17.2	6.5	24.8

EBITDAS	$61.4	$45.2	$258.7	$255.6

Note: Totals may not sum due to rounding.